EXHIBIT 10.1

FISCHER-WATT GOLD COMPANY, INC.

NOTE AND WARRANT PURCHASE AGREEMENT

This NOTE AND WARRANT PURCHASE AGREEMENT (“Agreement”) is made as of August 31, 2012 (the “Effective Date”) by and between Fischer-Watt Gold Company, Inc., a Nevada corporation (the “Company”), and BOCO Investments, LLC, a Colorado limited liability company (“Purchaser”).

RECITAL:

To provide the Company with capital to pay maintenance fees due the Bureau of Land Management for claims held by certain wholly owned subsidiaries of the Company, Purchaser is willing to loan to the Company the principal amount of Three Hundred Thousand Dollars ($300,000.00), subject to the terms and conditions specified herein.

AGREEMENT:

NOW, THEREFORE, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the Company and Purchaser, intending to be legally bound, hereby agree as follows:

1.

AMOUNT AND TERMS OF THE LOAN(S); ISSUANCE OF WARRANTS

1.1

The Loan.  Subject to and in accordance with the terms and conditions of this Agreement, Purchaser agrees to lend to the Company at the Closing (as hereinafter defined) the principal sum of Three Hundred Thousand Dollars ($300,000.00) (the “Loan Amount”) against the issuance and delivery by the Company of a secured promissory note for such amount, in the form attached hereto as Exhibit A and incorporated herein (the “Note”).

1.2

Issuance of Warrant.  At the Closing (as defined below) the Company shall issue to Purchaser a warrant to acquire an aggregate of Six Million Eight Hundred and Fourteen Thousand (6,814,000) shares of common stock of the Company, in substantially the form attached hereto as Exhibit B and incorporated herein (the “Warrant”).  The Company and the Purchaser, as a result of arm’s length bargaining, agree that: (i) neither the Purchaser nor any affiliated company has rendered any services to the Company in connection with this Agreement; and (ii) the Warrants are not being issued as compensation.

2.

THE CLOSING

2.1

Closing Date.  The closing of the loan (the “Closing”) shall be held as of the date hereof (the “Closing Date”).

2.2

Delivery.  At the Closing (i) Purchaser shall execute and deliver to the Company an executed counterpart of the Note; and (ii) the Company shall duly execute and issue and deliver to Purchaser (a) an original wet-signed counterpart of the Note, and (b) the original wet-signed Warrant.

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3.

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

As of the Effective Date, the Company hereby represents and warrants to Purchaser as follows:

3.1

Capitalization.

(a)

The authorized capital stock of the Company immediately prior to the Closing consists of 200,000,000 shares of Common Stock, par value $0.001 per share, 141,062,125 shares issued and outstanding prior to the Closing.  Other than its Common Stock, the Company has no other classes of stock.

(b)

The Company currently has outstanding options to purchase 14,250,000 shares of Common Stock.  The Company expects to adopt a 2012 Stock Option Plan before the end of the calendar year.

(c)

Except for the options stated above and warrants to acquire 1,000,000 shares of Common Stock, there are no outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal), proxy or shareholder agreements, or agreements of any kind for the purchase or acquisition from the Company of any of its securities.

3.2

Organization, Good Standing and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada.  The Company has the requisite corporate power to own, lease and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted.  The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business.

3.3

Subsidiaries.  The Company does not own any equity security or other interest of or control any other corporation, limited partnership or other business entity, other than its two wholly owned subsidiaries, Tournigan USA Inc. and New Fork Uranium Corp. (collectively “Subsidiaries”).  The Company and its Subsidiaries are not participants in any joint venture, partnership or similar arrangement.

3.4

Corporate Power.  The Company and its Subsidiaries have and will have at the Closing all requisite corporate power to execute and deliver this Agreement, the Note, the Warrant, and the mortgages related to Collateral (as defined below) (collectively, the “Transaction Agreements”), and to carry out and perform their obligations under the terms of this Agreement and under the terms of the other Transaction Agreements.

3.5

Authorization.  All corporate action on the part of the Company, its directors, shareholders, and Subsidiaries necessary for the authorization, execution, delivery of the Transactions Agreements and the performance of the obligations hereunder and thereunder, including the issuance 2

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and delivery of the Note and the Warrant and the reservation of the capital stock issuable upon exercise of the Warrant and upon the exercise of the Warrant, has been taken or will be taken prior to the issuance of such capital stock. This Agreement and the other Transaction Agreements, when executed and delivered by the Company and its Subsidiaries, shall constitute valid and binding obligations of the Company and its Subsidiaries enforceable in accordance with their terms.  The capital stock of the Company issuable upon exercise of the Warrant (such capital stock, collectively with the Notes and Warrant, the “Securities”), when issued in compliance with the provisions of the Transaction Agreements will be validly issued, fully paid and nonassessable and free of any liens or encumbrances and issued in compliance with all applicable federal and securities laws and regulations.

3.6

AGREEMENTS; ACTION.

(a)

The Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred or guaranteed any indebtedness for money borrowed or any other liabilities in excess of $1,000,000 in the aggregate, (iii) made any loans or advances to any person, other than ordinary course advances for travel or other business expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business.

(b)

The Company is not engaged in any discussion (i) with any representative of any corporation or corporations regarding the consolidation or merger of the Company with or into any such corporation or corporations, (ii) with any corporation, partnership, association or other business entity or any individual regarding the sale, conveyance or disposition of all or substantially all of the assets of the Company, or a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of, or (iii) regarding any other form of acquisition, liquidation, dissolution or winding up, of the Company.

3.7

Obligations to Related Parties.  Except as may be set forth on the Company’s current SEC Filings (as defined below), there are no obligations of the Company to officers, directors, stockholders, or employees of the Company other than (a) for payment of salary for services rendered, (b) reimbursement for reasonable expenses incurred on behalf of the Company, and (c) for other standard employee benefits made generally available to all employees. Except as set forth in the SEC Filings, none of the officers, directors, key employees or stockholders of the Company, or any members of their immediate families, is indebted to the Company or has any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company, other than (i) passive investments in publicly traded companies (representing less than 1% of such company) that may compete with the Company and (ii) service as a board member of a company due to a person’s affiliation with a venture capital fund or similar institutional investor in such company.  Except as set forth in the SEC Filings, no officer, director or stockholder, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company (other than such contracts as relate to any such person’s ownership of capital stock or other securities of the Company).

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3.8

Title to Properties and Assets; Liens, Etc.  The Company and its Subsidiaries have good and marketable title to, or valid leasehold interests in, their properties and assets, including the properties and assets currently used in its business, in each case subject to no Lien other than (i) the Lien of current taxes not yet due and payable, (b) Liens created in connection with the transactions contemplated hereby and (c) Liens and encumbrances which do not materially detract from the value subject thereto or materially adversely affect the Company, its Subsidiaries, or their businesses as conducted and proposed to be conducted.  For the purposes hereof, the term “Lien” shall mean, with respect to any property, any security interest, mortgage, pledge, lien, claim, charge or other encumbrance in, of, or on such property or the income therefrom, including, without limitation, the interest of a vendor or lessor under a conditional sale agreement, capital lease or other title retention agreement, or any agreement to provide any of the foregoing, and the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any jurisdiction.  All facilities, machinery, equipment, fixtures, vehicles and other properties owned, leased or used by the Company or its Subsidiaries are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are being used. During the term of the Note, the Company and its Subsidiaries will not, without the Purchaser’s prior written consent, sell, lease, assign, pledge, hypothecate, or otherwise transfer or encumber all or any portion of their interests in the Collateral (as defined below), or any portion thereof.

3.9

Intellectual Property.

(a)

The Company and its Subsidiaries own or possess sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes, and any applications for such that are in the process of being prepared, necessary for their businesses as now conducted and as presently proposed to be conducted (the “Company Intellectual Property”), and, to the Company’s knowledge, without any infringement of the rights of others.

(b)

There are no outstanding options, licenses or agreements of any kind relating to the Company Intellectual Property or that grant rights to any other person enabling such person to manufacture, license, produce, assemble, market or sell the Company’s and its Subsidiaries’ products, nor is the Company or its Subsidiaries bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of “off the shelf” or standard products.

3.10

(c)

The Company and its Subsidiaries have not received any communications alleging that the Company, its Subsidiaries, or their employees have violated or infringed or, by conducting its business as presently proposed to be conducted, would violate or infringe any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity, nor is the Company or its Subsidiaries aware of any basis therefor or of any reason to believe that such allegation may be forthcoming.

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(d)

The Company and its Subsidiaries have taken those actions that a reasonably prudent person in their respective businesses would consider necessary to maintain the Company’s and its Subsidiaries’ trade secrets as confidential and proprietary, and to protect against the loss, theft or unauthorized use of such trade secrets.  The Company’s and its Subsidiaries’ trade secrets (i) are not in the public domain and (ii) have not been divulged or appropriated to the detriment of the Company or its Subsidiaries.

(e)

The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company, its Subsidiaries or that would conflict with the Company’s or its Subsidiaries’ businesses as proposed to be conducted or as presented to the Purchaser.

(f)

Neither the execution nor delivery of this Agreement, nor the carrying on of the Company’s and its Subsidiaries’ respective businesses by the employees of such, nor the conduct of the Company’s and its Subsidiaries’ respective businesses as presently conducted or proposed to be conducted, will, to the Company’s knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any employee is now obligated.

3.11

Governmental Consents.  All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority, required on the part of the Company or its Subsidiaries in connection with the valid execution and delivery of this Agreement, the offer, sale or issuance of the Securities, or the consummation of any other transaction contemplated hereby, shall have been obtained and will be effective at the Closing.

3.12

Compliance with Laws; Permits.  The Company and its Subsidiaries are not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of their business or the ownership or operation of their properties, which violation of which would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company or its Subsidiaries.  The Company and its Subsidiaries have all franchises, permits, licenses and any similar authority necessary for the conduct of their businesses as now being conducted by them, the lack of which could materially and adversely affect the business, properties or financial condition of the Company or its Subsidiaries and the Company believes it can obtain, without undue burden or expense, any similar authority for the conduct of their businesses as presently proposed to be conducted.

3.13

Compliance with Other Instruments.  The Company and its Subsidiaries are not in violation or default of any term of, and the execution and delivery by the Company and its Subsidiaries of the Transaction Agreements will not result in any violation or default with respect to, their respective articles of incorporation or bylaws, or of any provision of any mortgage, indenture or contract to which they are a party and by which they are bound or of any judgment, decree, order or writ.  The execution, delivery and performance of this Agreement and the other Transaction Agreements, and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with, give rise to any acceleration or right to accelerate, or constitute, with or without the passage of time and giving of

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notice, either a default under any such provision, instrument, judgment, decree, order or writ or an event that results in the creation of any Lien upon any assets of the Company or its Subsidiaries or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its Subsidiaries, their business or operations or any of their assets or properties.  Without limiting the foregoing, the Company has obtained all waivers reasonably necessary with respect to any preemptive rights, rights of first refusal or similar rights, including any notice or offering periods provided for as part of any such rights, in order for the Company and its Subsidiaries to consummate the transactions contemplated hereunder without any third party obtaining any rights to cause the Company or its Subsidiaries to offer or issue any securities of the Company or its Subsidiaries as a result of the consummation of the transactions contemplated hereunder.

3.14

Litigation.  There is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, threatened against the Company or its Subsidiaries that questions the validity of this Agreement or the other Transaction Agreements or which questions the right of the Company or its Subsidiaries to enter into any of such agreements, or to consummate the transactions contemplated hereby or thereby, or which would reasonably be expected to result, either individually or in the aggregate, in any material adverse change in the business, assets, liabilities, operations or condition of the Company or its Subsidiaries, financially or otherwise, or any change in the current equity ownership of the Company or its Subsidiaries, nor is the Company aware that there is any basis for any of the foregoing.  The foregoing includes, without limitation, actions pending or, to the Company’s knowledge, threatened (or any basis therefor known by the Company) involving the prior employment of any of the Company’s or its Subsidiaries’ employees, their use in connection with the Company’s or its Subsidiaries’ respective businesses of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers.  The Company and its Subsidiaries are not a party to, or to the Company’s knowledge subject to, the provisions of any order, writ, injunction, judgment or decree of any arbitration panel or tribunal, court or other government agency or instrumentality.  There is no action, suit, proceeding or investigation of the Company or its Subsidiaries currently pending or which the Company or its Subsidiaries intends to initiate.

3.15

Financial Statements.  The Company files periodic reports with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934, and SEC rules promulgated thereunder (“SEC Filings”).  Included in the Company’s SEC Filings are financial statements of the Company (collectively, the “Financial Statements”).  The Financial Statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated and with each other, except that the unaudited Financial Statements may not contain all footnotes required by generally accepted accounting principles.  The Financial Statements fairly present the financial condition and operating results of the Company as of the dates, and for the periods, indicated therein, subject in the case of the unaudited Financial Statements to normal year-end audit adjustments.  Except as set forth in the Company’s most recent Financial Statements, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business and (ii) obligations under contracts and commitments incurred in the ordinary course of business, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company as

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reported.  The Company is not a guarantor or indemnitor of any indebtedness of any other person, firm or corporation.  The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

3.16

Brokers or Finders.  The Company has not incurred, and will not incur, directly or indirectly, as a result of any action taken by the Company, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement, the Transaction Agreements or any of the transactions contemplated hereby or thereby. The Company shall indemnify, protect and hold Purchaser harmless from all claims for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement, the Transaction Agreements or any of the transactions contemplated hereby or thereby.

3.17

Insurance.  The Company and its Subsidiaries have in full force and effect fire and casualty insurance policies in amounts customary for companies in similar businesses similarly situated.

3.18

Tax Returns, Payments and Elections.  The Company and its Subsidiaries have filed all tax returns and reports (including information returns and reports) as required by law.  These returns and reports are true and correct in all material respects except to the extent that a reserve has been reflected on the Financial Statements in accordance with generally accepted accounting principles.  The Company and its Subsidiaries have paid all taxes and other assessments due, except those contested by it in good faith that are listed in the Schedule of Exceptions and except to the extent that a reserve has been reflected on the Financial Statements in accordance with generally accepted accounting principles.  The provision for taxes of the Company as shown in the Financial Statements is adequate for taxes due or accrued as of the date thereof.  The Company has never had any tax deficiency proposed or assessed against it and has not executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge.  None of the Company’s federal income tax returns and none of its state income or franchise tax or sales or use tax returns have ever been audited by governmental authorities.  The Company has withheld or collected from each payment made to each of its employees, the amount of all taxes (including, but not limited to, federal income taxes, Federal Insurance Contribution Act taxes and Federal Unemployment Tax Act taxes) required to be withheld or collected therefrom, and has paid the same to the proper tax receiving officers or authorized depositories.

3.19

Labor Agreements and Actions; Employee Compensation.  The Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the Company’s knowledge, has sought to represent any of the employees, representatives or agents of the Company.  There is no strike or other labor dispute involving the Company pending, or to the Company’s knowledge, threatened, that could have a material adverse effect on the assets, properties, financial condition, operating results, or business of the Company (as such business is presently conducted and as it is proposed to be conducted), nor is the Company aware of any labor organization activity involving its employees.  Except as set forth in the SEC Filings, the employment of each officer and employee of the Company is terminable at the will of the Company.  To its knowledge, the Company has

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complied in all material respects with all applicable state and federal equal employment opportunity and other laws related to employment.  Except as set forth in the SEC Filings, the Company is not a party to or bound by any currently effective employment contract, deferred compensation agreement, bonus plan, incentive plan, profit sharing plan, retirement agreement, or other employee compensation agreement and there is no accrued or unpaid compensation due or owing by the Company to any contractor, employee, officer or director of the Company.

3.20

Offering.  Assuming the accuracy of the representations and warranties of the Purchaser contained in Section 4 hereof, the offer, issue, and sale of the Note and the Warrant are and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the “Act”), and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws and regulations.

3.21

Disclosure.  To the Company’s knowledge, the information it has provided to Purchaser, its SEC Filings, this Agreement, and the Transaction Agreements delivered in connection herewith, when taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

3.22

Covenants.  Until the repayment in full of the outstanding principal and all accrued and unpaid interest and other amounts payable under the Note, the Company covenants and agrees as follows:

(a)

The Company and its Subsidiaries shall not undertake any disposition of material assets without the prior approval of the Purchaser.

(b)

The Company shall deliver the Purchaser unaudited monthly financial reports within 10 days after the end of each month in a format reasonably acceptable to the Purchaser.

(c)

The Company shall not incur or agree to incur any additional indebtedness for borrowed money or financed equipment, or any trade debt in excess of $50,000 individually or $100,000 in the aggregate without the consent of the Purchaser.

(d)

The Company shall not pledge, encumber or grant any security interest in any assets of the Company or any of its subsidiaries to any third party without the consent of the Purchaser, excluding the pledge of assets pursuant to this Agreement and the Notes.

3.23

The Company shall not increase the compensation, benefits or other remuneration payable to any employee or contractor or hire any new employee or contractor with annual compensation in excess of $50,000 without the consent of the Purchaser; provided, however, that the Company can hire Jim Creamer as Chief Financial Officer.

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(a)

All loan proceeds shall be used by the Company for the payment maintenance fees due the Bureau of Land Management for claims held by certain wholly owned subsidiaries of the Company and, with respect to any remaining proceeds, the payment of general operating expenses of the Company.

4.

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

As of the Closing, Purchaser hereby represents and warrants to the Company as follows:

4.1

Purchase for Own Account.  Purchaser represents that it is acquiring the Securities solely for its own account and beneficial interest for investment and not for sale or with a view to distribution of the Securities or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

4.2

Ability to Bear Economic Risk.  Purchaser acknowledges that investment in the Note involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

4.3

Accredited Investor Status.  Purchaser is an “accredited investor” as such term is defined in Rule 501 under the Act.

5.

CONDITIONS TO CLOSING OF THE PURCHASER

Purchaser’s obligations at the Closing are subject to the fulfillment, on or prior to the Closing, of all of the following conditions, any of which may be waived in whole or in part by the Purchaser:

5.1

Representations and Warranties.  The representations and warranties made by the Company in Section 3 hereof shall have been true and correct when made, and shall be true and correct on the Closing.

5.2

Governmental Approvals and Filings.  Except for any notices required or permitted to be filed after the Closing with certain federal and state securities commissions, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Note and the Warrant.

5.3

Legal Requirements.  At the Closing, the sale and issuance by the Company, and the purchase by the Purchaser, of the Note and Warrant shall be legally permitted by all laws and regulations to which the Purchaser or the Company are subject.

5.4

Proceedings and Documents.  All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchaser.

5.5

Transaction Documents.  The Company shall have duly executed and delivered to the Purchaser the following documents:

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(a)

This Agreement;

(b)

The Note and Warrant issued hereunder; and

(c)

All UCC-1 financing statements and other documents and instruments which the Purchaser may request to perfect its security interest in the collateral described in the Note.

5.6

Corporate Documents.  The Company shall have delivered to the Purchaser each of the following:

(a)

A certificate of the Secretary of the Company, dated as of the Closing, certifying (i) that attached thereto are true and correct copies of resolutions duly adopted by the Board of Directors of the Company and continuing in effect, which authorize the execution, delivery and performance by the Company of this Agreement, the issuance of the Securities, and the consummation of the transactions contemplated hereby and thereby; (ii) that there are no proceedings for the dissolution or liquidation of the Company (commenced or threatened); and (iii) the incumbency, signatures and authority of the officers of the Company authorized to execute and deliver this Agreement, the Note, and the Warrant on behalf of the Company and perform the Company’s obligations thereunder on behalf of the Company; and

5.7

A certificate of the Secretary of each Subsidiary, dated as of the Closing, certifying (i) that attached thereto are true and correct copies of resolutions duly adopted by the Board of Directors of the Subsidiary and continuing in effect, which authorize the execution, delivery and performance by the Subsidiary of the Transaction Agreements applicable thereto; (ii) that there are no proceedings for the dissolution or liquidation of the Subsidiary (commenced or threatened); and (iii) the incumbency, signatures and authority of the officers of the Subsidiary authorized to execute and deliver the Transaction Agreements applicable thereto.

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6.

CONDITIONS TO OBLIGATIONS OF THE COMPANY

The Company’s obligation to issue and sell the Note and the Warrant at the Closing is subject to the fulfillment, on or prior to the date of the Closing, of the following conditions, any of which may be waived in whole or in part by the Company:

6.1

Representations and Warranties.  The representations and warranties made by Purchaser in Section 4 hereof shall be true and correct when made, and shall be true and correct on the Closing.

6.2

Governmental Approvals and Filings.  Except for any notices required or permitted to be filed after the Closing with certain federal and state securities commissions, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Note and the Warrant.

6.3

Legal Requirements.  At the Closing, the sale and issuance by the Company, and the purchase by Purchaser, of the Note and the Warrant shall be legally permitted by all laws and regulations to which the Purchaser or the Company are subject.

6.4

Purchase Price.  Purchaser shall have delivered to the Company the Loan Amount in respect of the Note and Warrant being purchased by Purchaser referenced in Section 1 hereof.

7.

SECURITY AGREEMENT.

7.1

As collateral security for the full, prompt, complete and final payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all of the Company’s obligations under the Note and in order to induce the Purchaser to make the loan contemplated hereunder, the Company (hereinafter in this §7 referred to as “Borrower”) hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to Purchaser a first security interest in all of the Borrower’s right, title and interest in, to and under all of the following property and assets, wherever located, whether now owned or hereafter acquired or arising, and all Proceeds, products, accessions, additions, substitutions, rents, profits and replacements thereof, including, without limitation, all Inventory, Equipment, Fixtures, Goods, Accounts, account receivables, contract rights, As-extracted collateral, Commercial Tort Claims, Chattel Paper (tangible and electronic), Deposit Accounts, Documents, General Intangibles, payment intangibles, software, Instruments, Promissory Notes, Investment Property, Letter-of-Credit Rights and letters-of-credit, and Supporting obligations, intellectual property, license rights, distribution rights, and rights to sue for infringement of General Intangible or intellectual property rights (all of which being collectively referred to herein as the “Collateral”).

7.2

Borrower, on behalf of Purchaser, will file any financing statement or continuation statement (including “in lieu” continuation statements) necessary to perfect Purchaser’s security interest in the Collateral.

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7.3

At any time and from time to time, upon the written request of Purchaser, and at the sole expense of Borrower, Borrower shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Purchaser may reasonably deem necessary or desirable to perfect and continue perfected or better perfect Purchaser’s liens in the Collateral. Borrower authorizes Purchaser to file, in jurisdictions where this authorization will be given effect, a UCC-1 Financing Statement and continuation statements, and “in lieu” continuation statements describing the Collateral in the same manner as it is described herein in order to perfect and maintain Purchaser’s security interest in the Collateral. Borrower shall register all copyrighted material with the U.S. Copyright Office and promptly take such further actions as reasonably requested by Purchaser to perfect its security interest in the Collateral.

7.4

Borrower represents and warrants that, except for the security interest granted to Purchaser hereunder, Borrower is the sole legal and equitable owner of each item of the Collateral in which it purports to grant a security interest hereunder. No effective security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral exists, except such as may have been filed by Borrower in favor of Purchaser pursuant to this Note or in connection with any security interest granted under the Agreement.  The foregoing representations and warranties are true and accurate as of the date hereof and shall be true and accurate for so long as any amount payable under the Note remains outstanding.

7.5

Borrower represents and warrants that it has sufficient title to and ownership of, or other rights to use, all trade secrets, and, to its knowledge, copyrights, patents, information, proprietary rights, trademarks, service marks and trade names (collectively, “Intellectual Property”) in each case necessary for its business as now conducted without any material conflict with or infringement of the rights of others. Borrower further represents and warrants that there are no material outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is Borrower bound by or a party to any material options, licenses or agreements of any kind with respect to the trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other person or entity.  Borrower has not received any written, or to its knowledge, oral communications alleging that Borrower has violated or, by conducting its business as proposed, would violate any of the trademarks, service marks, trade names, patents, copyrights or trade secrets or other proprietary rights of any other person or entity.  The foregoing representations and warranties are true and accurate as of the date hereof and shall be true and accurate for so long as any amount payable under the Note remains outstanding.

7.6

Purchaser may exercise, in addition to and not in lieu of all other rights and remedies granted to it hereunder and under the Note, all rights and remedies of a secured party under the law, including the Uniform Commercial Code in effect in any and all jurisdictions where UCC-1s are filed to perfect Purchaser’s security interest (the “UCC”). Purchaser shall not have any obligation or liability hereunder with respect to the Collateral.

7.7

For so long as payment obligations under the Note remain outstanding, Borrower (i) shall not sell, lease, transfer, hypothecate, or otherwise dispose of or encumber any of the Collateral; (ii) shall not change the Borrower’s jurisdiction of organization without at least seven (7) days prior written notice to Purchaser; and (iii) shall not, directly or indirectly, create, permit or suffer to exist, and shall defend the Collateral against and take such other action as is necessary to remove, any lien on the Collateral except the lien granted to Purchaser under the Note.

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7.8

 With respect to the Intellectual Property, Borrower shall timely file and pay all maintenance fees for patents and renewal fees for trademarks and will promptly notify Purchaser in writing of any infringement litigation in connection with any of the Intellectual Property. Borrower shall promptly notify Purchaser in writing of all newly acquired or created Intellectual Property.

8.

MISCELLANEOUS

8.1

Binding Agreement.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.  Nothing in this Agreement, expressed or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

8.2

Registration, Transfer and Replacement of the Note. The Note issuable under this Agreement shall be a registered note.  The Company will keep, at its principal executive office, books for the registration and registration of transfer of the Note.  Prior to presentation of the Note for registration of transfer, the Company shall treat the person in whose name such Note is registered as the owner and holder of the Note for all purposes whatsoever, whether or not the Note shall be overdue, and the Company shall not be affected by notice to the contrary.  The holder of the Note, at its option, may in person or by duly authorized attorney surrender the same for exchange at the Company’s chief executive office, and promptly thereafter and at the Company’s expense, except as provided below, receive in exchange therefor one or more new Note(s), each in the principal amount requested by such holder, dated the date of the Note so surrendered and registered in the name of such person or persons as shall have been designated in writing by such holder or its attorney for the same principal amount as the then unpaid principal amount of the Note so surrendered.  Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of the Note and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it; or (b) in the case of mutilation, upon surrender thereof, the Company, at its expense, will execute and deliver in lieu thereof a new Note executed in the same manner as the Note being replaced, in the same principal amount as the unpaid principal amount of such Note and dated the date of such Note.

8.3

Successors and Assigns. The rights and obligations of the Company and the Purchaser shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties. All obligations of the Company hereunder shall survive the Closing.

8.4

Assignment by the Company. The rights, interests or obligations hereunder may not be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of Purchaser, which may be withheld in Purchaser’s sole and absolute discretion.

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8.5

Severability of this Agreement. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

8.6

Governing Law.  This Agreement shall be governed by and construed under the laws of the State of Colorado as applied to agreements among Colorado residents, made and to be performed entirely within the State of Colorado, without giving effect to conflicts of laws principles. Exclusive venue for all actions arising out of this Agreement shall be in the district court in and for Larimer County, Colorado, which shall have authority to adjudicate all claims arising out of this Agreement.

8.7

Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8.8

Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.9

Notices.  All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex, electronic mail or facsimile if sent during normal business hours of the recipient to the address on file in the books and records of the Company, and if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, within the United States, (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt, within the United States, or (e) upon actual delivery if mailed or otherwise delivered in hard copy outside the Unites States.  All communications shall be sent to the Company and to Purchaser at the address(es) set forth on the signature page hereto or at such other address(es) as the Company or Purchaser may designate by ten (10) days advance written notice to the other party hereto.

8.10

Further Assurances.  The Company agrees at any time and from time to time at its expense, upon request of Purchaser, to promptly execute, deliver, or obtain or cause to be executed, delivered or obtained any and all further instruments and documents and to take or cause to be taken all such other action as the Purchaser may deem reasonably desirable in obtaining the full benefits of, or in preserving the liens and/or security interests of, the Transaction Agreements.

8.11

Survival.  All representations, warranties, covenants and agreements made by the Company in connection herewith shall survive the disbursement of the Loan, the execution and delivery of this Agreement, the Note and the Warrants.

8.12

Modification; Waiver.  No modification or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless agreed to in writing by the Company and Purchaser.

8.13

Fees and Expenses.  At the Closing, the Company shall pay the reasonable legal and due diligence fees and expenses of counsel to the Purchaser.

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8.14

Delays or Omissions.  It is agreed that no delay or omission to exercise any right, power or remedy accruing to Purchaser, upon any breach or default of the Company under this Agreement or any other Transaction Agreement, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.  It is further agreed that any waiver, permit, consent or approval of any kind or character by Purchaser of any breach or default under this Agreement, or any waiver by Purchaser of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Agreement, or by law or otherwise afforded to the Purchaser, shall be cumulative and not alternative.

8.15

Entire Agreement. This Agreement together with the other Transaction Agreements constitute and contain the entire agreement among the Company and Purchaser and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, whether written or oral, respecting the subject matter hereof.

8.16

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have executed this LOAN AND SECURITY AGREEMENT as of the date first written above.

COMPANY: FISCHER-WATT GOLD COMPANY, INC., a Nevada corporation By: /s/ James Baughman Name: James Baughman Title: CEO	PURCHASER: BOCO INVESTMENTS, LLC, a Colorado limited liability company By: /s/ Joseph C. Zimlich Joseph C. Zimlich, President of Managing Member

Company Address:

Purchaser Address:

2186 S. Holly St., Suite 104

262 E. Mountain Avenue

Denver, CO 80222

Fort Collins, CO 80524

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Exhibit A

Form of Secured Promissory Note

___________________________________________________________________________

THIS SECURED PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  NO SALE OR DISPOSITION MAY BE EFFECTED EXCEPT IN COMPLIANCE WITH RULE 144 UNDER SAID ACT OR AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER SATISFACTORY TO THE PAYOR THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.

$300,000.00

        August 31, 2012

Fort Collins, Colorado

SECURED PROMISSORY NOTE

FOR VALUE RECEIVED, Fischer-Watt Gold Company, Inc., a Nevada corporation (“Payor”) with an address of 2186 S. Holly St., Suite 104, Denver, CO 80222, promises to pay to the order of BOCO Investments, LLC, a Colorado limited liability company with an address of 262 E. Mountain Avenue, Fort Collins, CO 80524 (“Holder”, which term will include any transferee of this Note), the principal balance of Three Hundred Thousand United States Dollars ($300,000.00) with interest on the outstanding principal amount at the rate of fifteen percent (15%) per annum. Interest shall commence on the date hereof and shall accrue and compound monthly and shall continue to accrue on the outstanding principal until paid in full .  The principal and accrued interest on this Note shall be due and payable on or before the date that is sixty (60) days after the date of this Note (the “Maturity Date”).  This Note is issued pursuant to the terms of that certain Note and Warrant Purchase Agreement by and between Holder and Payor (the “Purchase Agreement”).  Terms used, but not defined, herein shall have the meanings ascribed to such terms in the Purchase Agreement.

1.

THE OBLIGATIONS DUE UNDER THIS NOTE ARE SECURED BY THE PURCHASE AGREEMENT, DATED AS OF AUGUST 31, 2012 AND EXECUTED BY THE PAYOR IN FAVOR OF HOLDER.  ADDITIONAL RIGHTS OF HOLDER ARE SET FORTH IN THE PURCHASE AGREEMENT.

2.

All payments of interest and principal shall be in lawful money of the United States of America.  All payments shall be applied first to accrued expenses due under this Note, next to interest and thereafter to principal.

3.

The entire outstanding principal balance and all unpaid accrued interest shall become fully due and payable on the Maturity Date.

4.

The outstanding balance of any amount owing under this Note which is not paid when due under the terms of this Note shall bear interest at the rate of forty-five percent (45%) per annum.

5.

Payor shall make all payments under this Note without defense, set-off or counterclaim on its part.

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6.

The Payor agrees to pay on demand all expenses of collecting and enforcing this Note, the Purchase Agreement, and any and all Collateral securing this Note, including, without limitation, reasonable attorney fees (“Expenses”).

7.

The occurrence of any one or more of the following shall constitute an “Event of Default”:

(a)

Payor fails to pay timely any of the principal amount due under this Note on the date the same becomes due and payable or any accrued interest or other amounts due under this Note on the date the same becomes due and payable;

(b)

Payor shall breach any provision of the Purchase Agreement executed in connection herewith or any provision under this Note, or should any representation or warranty of Payor made herein, in the Purchase Agreement, or in any other agreement, statement, certificate, or communication made to Holder by Payor be false or misleading in any material respect when made or become false or misleading in any material respect after the date of this Note;

(c)

The Payor shall (i) fail to make any payment when due under the terms of any bond, debenture, note or other evidence of indebtedness for money borrowed to be paid by Payor and such failure shall continue beyond any period of grace provided with respect thereto, or (ii) default in the observance or performance of any other agreement, term or condition contained in any bond, debenture, note or other evidence of indebtedness for borrowed money, and the effect of such failure or default is to cause, or permit the Holder or Holders thereof to cause, indebtedness in an aggregate amount of $10,000 or more to become due prior to its stated date of maturity;

(d)

Payor (i) files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect; (ii) makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing; (iii) applies for or consents to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property; (iv) is unable, or admits in writing its inability, to pay its debts generally as they mature, (v) is dissolved or liquidated; (vi) becomes insolvent (as such term may be defined or interpreted under any applicable statute); or (vii) takes any action for the purpose of effecting any of the foregoing;

(e)

An involuntary petition is filed against Payor (unless such petition is dismissed or discharged within thirty (30) days under any bankruptcy statute now or hereafter in effect) or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of Payor;

           (f)       A final judgment or order for the payment of money in excess of  $10,000 shall be rendered against the Payor and the same shall remain undischarged for a period of 10 days during which execution shall not be effectively stayed, or any judgment, writ, assessment, warrant of attachment, or execution or similar process shall be issued or levied against the Collateral (as defined below) and such judgment, writ, or similar process shall not be released, stayed, vacated or otherwise dismissed within ten (10) days after issue or levy;

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(g)

The sale, conveyance, or disposition of all or substantially all of the assets of the Payor, the effectuation by the Payor of a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Payor is disposed of, or the consolidation, merger or other business combination of the Payor with or into any other Person (as defined below) or Persons when the Payor is not the survivor.  “Person” shall mean any individual, corporation, limited liability company, partnership, association, trust or other entity or organization;

(h)

Any cessation of operations by Payor; or

(i)

Holder, in good faith, believes itself insecure.

8.

Upon the occurrence or existence of any Event of Default, immediately and without notice, all outstanding obligations payable by Payor hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which Payor expressly waives.  In addition to and not in lieu of the foregoing remedies, upon the occurrence or existence of any Event of Default, Holder may exercise all other rights, powers or remedies granted to it under this Note or otherwise permitted to it by law (including but not limited to foreclosure of the security interest granted in the Purchase Agreement by and between Holder and Payor dated on or about the date hereof), either by suit in equity or by action at law, or both, all such remedies being cumulative.

9.

Promptly upon the occurrence thereof, Payor shall furnish to Holder written notice of the occurrence of any Event of Default hereunder.

10.

Notwithstanding any provision herein, the total liability for payments in the nature of interest shall not exceed the applicable limits imposed by any relevant state or federal interest rate laws.  If any payments in the nature of interest, interest at the Default Rate, or other charges made hereunder are held to be in excess of the applicable limits imposed by any applicable state or federal laws, it is agreed that any such amount held to be in excess shall be considered payment of principal and the indebtedness evidenced thereby shall be reduced by such amount, or if such excessive interest exceeds the unpaid principal balance of this Note, such excess shall be refunded to Payor.  All sums paid pursuant to this Note, to the extent permitted by applicable law, shall be amortized, prorated, allocated and spread throughout the full term of this Note until payment in full so that the actual rate of interest is uniform throughout the actual term of this Note or does not exceed the maximum lawful rate throughout the entire term of this Note as appropriate.

11.

Payor hereby waives diligence, demand, presentment for payment, notice of non-payment, protest and notice of protest, and specifically consents to and waives notice of any renewals or extensions of this Note, whether made to or in favor of Payor or any person or persons.  Payor expressly waives all right to the benefit of any statute of limitations and any moratorium, reinstatement, marshaling, forbearance, extension, redemption, or appraisement

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now or hereafter provided by the laws of the United States or of any state thereof, as a defense to any demand against Payor, to the fullest extent permitted by law.  PAYOR HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR IN ANY WAY RELATED TO THIS DOCUMENT OR ANY OTHER RELATED DOCUMENT OR ANY RELATIONSHIP BETWEEN PAYOR AND HOLDER. THIS PROVISION IS A MATERIAL INDUCEMENT TO HOLDER TO PROVIDE THE FINANCING DESCRIBED HEREIN.

12.

This Note shall be binding upon and shall inure to the benefit of Payor and Holder and their respective successors and assigns. Payor may not transfer or assign any of its rights or obligations under this Note without the prior written approval of Holder, which may be granted in Holder’s sole and absolute discretion. This Note may not be amended or modified orally, but only by an amendment in writing signed by Payor and Holder.

13.

This Note shall be governed by and construed in accordance with the law of the State of Colorado without regard to conflict of law principles that would result in the application of any law other than the law of the State of Colorado.  Payor consents to the District Court in and for the County of Larimer, Colorado as the venue for all actions arising from this Note or the Purchase Agreement (“Approved Forum”).  Payor shall not file any action in relation to this Note or the Purchase Agreement in any forum other than the Approved Forum.

14.

All notices, requests, demands, consents, and other communications that are required or may be given under this Note (collectively, the “Notices”) shall be in writing and shall be given either (a) by personal delivery, (b) by electronic mail, or (c) by certified or registered United States mail, return receipt requested, postage prepaid, to the addresses of Payor or Holder, as applicable, set forth herein.

15.

This Note is a registered note.  Payor will keep, at its principal executive office, books for the registration and registration of transfer of this Note.  Prior to presentation of the Note for registration of transfer, the Payor shall treat the person in whose name this Note is registered as the owner and holder of this Note for all purposes whatsoever, whether or not this Note shall be overdue, and the Payor shall not be affected by notice to the contrary.  The Holder, at its option, may in person or by duly authorized attorney surrender the same for exchange at the Payor’s chief executive office, and promptly thereafter and at the Company’s expense, except as provided below, receive in exchange therefor one or more new Note(s), each in the principal amount requested by such holder, dated the date of the Note so surrendered and registered in the name of such person or persons as shall have been designated in writing by such holder or its attorney for the same principal amount as the then unpaid principal amount of the Note so surrendered.  Upon receipt by the Payor of evidence of the ownership of and the loss, theft, destruction or mutilation of the Note and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it; or (b) in the case of mutilation, upon surrender thereof, the Payor, at its expense, will execute and deliver in lieu thereof a new Note executed in the same manner as the Note being replaced, in the same principal amount as the unpaid principal amount of such Note and dated the date of such Note.

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IN WITNESS WHEREOF, Payor and Holder have caused this Secured Promissory Note to be executed as of the date first written above.

PAYOR:

Fischer-Watt Gold Company, Inc.,
a Nevada corporation By: /s/ James Baughman
Name: James Baughman
Title: CEO

HOLDER: BOCO Investments, LLC, a Colorado limited liability company By: /s/ Joseph C. Zimlich Joseph C. Zimlich, President of Managing Member

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Exhibit B

Form of Warrant

___________________________________________________________________________

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  NO SALE OR DISPOSITION MAY BE EFFECTED EXCEPT IN COMPLIANCE WITH RULE 144 UNDER SAID ACT OR AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.

________________________________________________

WARRANT TO PURCHASE STOCK

No. [___]                                                                                                                 August 31, 2012

Void After 5:00 p.m., Mountain Daylight Time, on August 31, 2017

THIS WARRABT TO PURCHASE STOCK (“Warrant”) CERTIFIES THAT, for value received, BOCO INVESTMENTS, LLC, a Colorado limited liability company whose address is 262 E. Mountain Avenue, Fort Collins, CO 80524, or its assigns (the “Holder”), is entitled to subscribe for and purchase at the Exercise Price (defined below) from FISCHER-WATT GOLD COMPANY, INC., a Nevada corporation with its principal office at 2186 S. Holly Street, Suite 104, Denver, CO 80222 (the “Company”), the Exercise Shares (as defined below), as herein provided.

1.

DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

(a)

“Exercise Period” shall mean the period commencing with the issue date of this Warrant and ending five (5) years later, unless sooner terminated as expressly set forth herein.

(b)

“Exercise Price” shall mean $0.02 per share, subject to adjustment pursuant to Section 5 below.

(c)

“Exercise Shares” shall mean Six Million Eight Hundred and Fourteen Thousand (6,814,000) shares of the Company’s Common Stock issuable upon exercise of this Warrant, subject to adjustment pursuant to the terms and conditions expressly set forth herein.

2.

METHOD OF EXERCISE OF WARRANT.

2.1

The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

(a)

An executed Notice of Exercise in the form attached hereto;

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(b)

Payment of the Exercise Price either (i) in cash or by check, or (ii) by cancellation of indebtedness, as applicable; and

(c)

This Warrant.

Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised. In the event that this Warrant is being exercised for less than all of the then-current number of Exercise Shares purchasable hereunder, the Company shall, concurrently with the issuance by the Company of the number of Exercise Shares for which this Warrant is then being exercised, issue a new Warrant exercisable for the remaining number of Exercise Shares purchasable hereunder.

The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

2.2

Net Exercise.  Notwithstanding any provisions herein to the contrary, in lieu of exercising this Warrant by payment of cash or check, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of Exercise Shares computed using the following formula:

X = Y (A-B)

A

Where

X =

the number of Exercise Shares to be issued to the Holder

Y =

the number of Exercise Shares purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

A =

the Market Price of one (1) share of the Company’s Common Stock (for purposes of this Section 2.2, “Market Price” shall mean the Volume Weighted Average Price (as defined herein) of one (1) share of the Company’s Common Stock during the ten (10) consecutive Trading Day period immediately preceding the Date of Exercise.)

B =

Exercise Price (as adjusted to the date of such calculation).

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For purposes of the above calculation, the “Volume Weighted Average Price” for any security as of any date means the volume weighted average of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg Financial Markets (“Bloomberg”), or, if no volume weighted average sale price is reported for such security, then the last closing trade price of such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security that are listed in the over the counter market by the Financial Industry Regulatory Authority, Inc. or in the “pink sheets” by the Pink OTC Market, Inc.  If the Volume Weighted Average Price cannot be calculated for such security on such date in the manner provided above, the volume weighted average price shall be the fair market value as determined in good faith by the Company’s Board of Directors. “Trading Day” shall mean any day on which the Common Stock is traded for any period on the principal securities exchange or other securities market on which the Common Stock is then being traded.

For purposes of Rule 144 and sub-section (d)(3)(ii) thereof, it is intended, understood and acknowledged that the Common Stock issued upon exercise of this Warrant pursuant to this Section 2.2 shall be deemed to have been acquired at the time this Warrant was issued. Moreover, it is intended, understood and acknowledged that the holding period for the Common Stock issued upon exercise of this Warrant pursuant to this Section 2.2 shall be deemed to have commenced on the date this Warrant was issued.

3.

COVENANTS OF THE COMPANY.

3.1

Covenants as to Exercise Shares.  The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof.  The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of its capital stock to provide for the exercise of the rights represented by this Warrant.  If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

3.2

Notices of Record Date.  In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Company shall mail to the Holder, at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

4.

REPRESENTATIONS OF HOLDER.

4.1

Acquisition of Warrant for Personal Account.  The Holder represents and warrants that it is acquiring the Warrant and the Exercise Shares solely for its account for investment and not with a view to or for sale or distribution of said Warrant or Exercise Shares or any part thereof.  The Holder also represents that the entire legal and beneficial interests of the Warrant and Exercise Shares the Holder is acquiring is being acquired for, and will be held for, its account only.

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4.2

Securities Are Not Registered.

(a)

The Holder understands that the Warrant and the Exercise Shares have not been registered under the Securities Act of 1933, as amended (the “Act”) on the basis that no distribution or public offering of the stock of the Company is to be effected.  The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities.  The Holder has no such present intention.

(b)

The Holder recognizes that the Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available.  The Holder recognizes that the Company has no obligation to register the Warrant or the Exercise Shares of the Company, or to comply with any exemption from such registration.

(c)

The Holder is aware that neither the Warrant nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations.  Holder is aware that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company presently has no plans to satisfy these conditions in the foreseeable future.

4.3

Exercise Shares.

(a)

The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  NO SALE OR DISPOSITION MAY BE EFFECTED EXCEPT IN COMPLIANCE WITH RULE 144 UNDER SAID ACT OR AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.

4.4

Accredited Investor Status.  The Holder is an “accredited investor” as defined in Regulation D promulgated under the Act.

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5.

ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF EXERCISE SHARES.  In the event of changes in the Exercise Shares by reason of stock dividends, splits, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the number and class of Exercise Shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment.  The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.  When any adjustment is required to be made in the number or kind of Exercise Shares purchasable upon exercise of this Warrant or in the Exercise Price, the Company shall promptly notify Holder of such event and the number of Exercise Shares or other securities or property thereafter purchasable upon exercise of this Warrant.

6.

FRACTIONAL SHARES.  No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto.  All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share.  If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of an Exercise Share by such fraction.

7.

NO SHAREHOLDER RIGHTS.  This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

8.

TRANSFER OF WARRANT.  Subject to applicable laws and the restriction on transfer set forth on the first page of this Warrant, this Warrant and all rights hereunder are transferable, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any transferee designated by Holder.

9.

LOST, STOLEN, MUTILATED OR DESTROYED WARRANT.  If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed.  Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

10.

NOTICES, ETC.  All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex, electronic mail or facsimile if sent during normal business hours of the recipient to the address on file in the books and records of the Company, and if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, within the United States, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt, within the United States, or (e) upon actual delivery if mailed or otherwise delivered in hard copy outside the Unites States.  All communications shall be sent to the Company and to Holder at their respective addresses set forth above or at such other address as the Company or Holder may designate by ten (10) days’ advance written notice to the other parties hereto.

5

__________________________________________________________________________

11.

ACCEPTANCE.  Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

12.

GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by and construed under the laws of the State of Colorado as applied to agreements among Colorado residents, made and to be performed entirely within the State of Colorado without giving effect to conflicts of laws principles. Exclusive vgenue for all actions arising out of this Warrant shall be in the district court in and for Larimer County, Colorado.

[Remainder of Page Intentionally Left Blank]

_____________________________________________________________________________

IN WITNESS WHEREOF, the Company and the Holder have caused this Warrant to be executed by its duly authorized officer as of the date first set forth above.

FISCHER-WATT GOLD COMPANY, INC.

By: /s/ James Baughman

Name:  James Baughman

Title:  CEO

                                                                        BOCO INVESTMENTS, LLC

                                                                        By:  /s/ Joseph C. Zimlich

                                                                       Joseph C. Zimlich, President of Managing Member

SIGNATURE PAGE TO WARRANT

___________________________________________________________________________

NOTICE OF EXERCISE

TO:  Fischer-Watt Gold Company, Inc.

_________________________________

_________________________________

(1)

☐

The undersigned hereby elects to purchase ________ shares of the Common Stock of Fischer-Watt Gold Company, Inc. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

☐

The undersigned hereby elects to purchase ________ shares of the Common Stock of Fischer-Watt Gold Company, Inc. (the “Company”) pursuant to the terms of the net exercise provisions set forth in Section 2.2 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

(2)

Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

________________________

(Name)

________________________

________________________

(Address)

________________________________________ (Date)	___________________________________________ (Signature) ___________________________________________ (Print name)

___________________________________________________________________________

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information.  Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:  _______________________________________________________________________

(Please Print)

Address:  _____________________________________________________________________

(Please Print)

Dated:  __________, 20__

Holder’s

Signature: _____________________________________

Holder’s

Address:  ______________________________________

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.